SMEAD FUNDS TRUST

Supplement dated November 19, 2020 to the

Statement of Additional Information dated March 30, 2020

Smead Value Fund

Investor Class Shares (SMVLX)

Class A Shares (SVFAX)

Class C Shares (SVFCX)

Class I1 Shares (SVFFX)

Class R1 Shares (SVFDX)

Class R2 Shares (SVFKX)

Class Y Shares (SVFYX)

This Supplement updates certain information contained in the Smead Value Fund Statement of Additional Information (the “SAI”) dated March 30, 2020. You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by calling the Fund (toll-free) at 877-807-4122 or by visiting the Fund’s website at http://smeadcap.com/smead-value-fund/.

Effective immediately, the second, third and fourth paragraphs in the section entitled “Portfolio Transactions and Brokerage” beginning on page 27 of the SAI are hereby deleted in their entirety and replaced with the following:

The Adviser, through an outsourced trading desk, purchases portfolio securities for the Fund and effects transactions with broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. In determining the best execution, the Adviser considers the full range and quality of services available, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, the Adviser gives preference to those broker-dealers that furnish or supply research and statistical information and other services to the Adviser that, in accordance with Section 28(e) of the Securities Exchange Act of 1934, are paid for by so-called “soft dollars” earned as a result of brokerage transactions executed on behalf of the Adviser’s client accounts, including the Fund. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Adviser’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, as noted above, weight is also given to the ability of a broker-dealer to furnish research and statistical information and other services to the Adviser, even if the information and services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In other words, the Fund may not be, and historically has not been, the Adviser’s only client that benefits from receipt of such research and services from the brokers and dealers the Fund uses for its trading needs. Although the Adviser believes that all of its clients, including the Fund, benefit from the research and other services received by it from brokers, the Adviser may not necessarily use such research and other services in connection with the accounts that paid commissions to or otherwise traded with brokers providing such research or services in any given period. For example, the Fund, as the Adviser’s single largest client, generates the most soft dollars for the Adviser, which are used to service all of the Adviser’s client accounts, including those that do not pay soft dollars. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE